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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 15, 1999
                                                  ----------------------

Montgomery Ward Holding Corp.
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(Exact name of registrant as specified in its charter)


Delaware                         0-17540             36-3571585
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(State or other jurisdiction     (Commission         (IRS Employer
of incorporation)                File Number)        Identification No.)


Montgomery Ward Plaza            Chicago, Illinois   60671
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(Address of principal executive offices)


Registrant's telephone number, including area code     (312) 467-2000
                                                       -----------------

________________________________________________________________________
(Former name or former address, if changed since last report.)
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Item 3.  Bankruptcy or Receivership.

     On July 15, 1999, Montgomery Ward Holding Corp. (the "Company") and its wholly owned subsidiary Montgomery Ward & Co., Incorporated ("Wards") announced that its First Amended Joint Plan of Reorganization dated May 26, 1999 (the "Plan") was confirmed by the United States Bankruptcy Court in Delaware. GE Capital, Wards' majority shareholder was a co-proponent of the Plan along with the Company. It is contemplated that the Plan which has been found by the Bankruptcy Court to be in the best interest of creditors, will become effective on August 2, 1999. Following the effectiveness of the Plan, the Company will have less than 300 holders of its common stock and will file a Form 15 to terminate registration of all classes of its common stock under Section 12(g) of the Securities Exchange Act and suspend its duty to file reports under Sections 13 and 15(d) of that Act.

     Under the terms of the Plan, funding for the distribution to unsecured creditors other than GE Capital is provided through a $650 million escrow deposit account established upon the Company's filing of the Joint Plan of Reorganization on April 30, 1999. When Wards emerges from bankruptcy, the escrow deposit including interest earned will be distributed to unsecured creditors as specified by the Plan. The Plan includes the Company and all of its direct and indirect subsidiaries that were included under the jointly administered bankruptcy proceeding under the caption "In re Montgomery Ward Holding Corp., a Delaware Corporation, et. al.", Case No. 97-1409 (PJW).
Certain indirect subsidiaries of the Company were not included in the bankruptcy filing.

     As part of the restructuring provided for in the Plan, GE Capital will acquire Signature Financial/Marketing, Inc. ("Signature"), the direct marketing arm of Wards. Signature, which was not part of Wards' Chapter 11 case, will continue to have the right to market to Wards' customers.

     On July 15, 1999, Wards issued a press release that is attached as Exhibit 99 hereto. The press release is incorporated herein by reference.

     The foregoing description of the Plan is qualified in its entirety by reference to the text of the First Amended Joint Plan of Reorganization of Montgomery Ward Holding Corp. and its debtor subsidiaries dated May 26, 1999 a copy of which is filed as Exhibit 2 hereto, and incorporated herein by reference.

Item 7.  Exhibits

2. First Amended Joint Plan of Reorganization of Montgomery Ward Holding Corp. and Its Debtor Subsidiaries

99.  Press release issued by Montgomery Ward & Co., Incorporated on July 15,
     1999.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MONTGOMERY WARD HOLDING CORP


July 29, 1999                 By:    /s/ Thomas J. Paup
                                     ------------------------------
                                     Thomas J. Paup
                                     Executive Vice President and
                                      Chief Financial Officer
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                                 EXHIBIT INDEX


EXHIBIT                                           SUBMISSION MEDIA
-------                                           ----------------

2.   First amended Joint Plan of Reorgani-        Incorporated by reference to
     zation of Montgomery Ward Holding Corp.      Exhibit 2 of the Company's
     and its debtor subsidiaries                  Current Report on Form 8-K
     dated May 26, 1999                           dated July 29, 1999

99.  Montgomery Ward & Co., Incorporated          Incorporated by reference to
     Press release issued on July 15, 1999        Exhibit 99 of the Company's
                                                  Current Report on Form 8-K
                                                  dated July 29, 1999